Exhibit 10.27(a)
                                                  EXECUTION COPY


                                  $600,000,000

                                CREDIT AGREEMENT

                                  dated as of

                                January 24, 1997

                                      among

                                   Tastemaker,
                                   as Borrower

                               Fries & Fries, Inc.,
                                   as Guarantor

                                Mallinckrodt Inc.,
                                   as Guarantor

                             The Banks Parties Hereto

                    Morgan Guaranty Trust Company of New York,
                              as Administrative Agent

                                   Citibank, N.A.,
                               as Documentation Agent

                                  _________________

          J.P. Morgan Securities Inc. and Citicorp Securities, Inc.,
                               Co-Syndication Agents

           J.P. Morgan Securities Inc. and Citicorp Securities, Inc.
                                    Co-Arrangers

                             TABLE OF CONTENTS


                                                             Page
                                                             ----

                                  ARTICLE 1
                                 Definitions
    Section 1.01.  Definitions.................................1
    Section 1.02.  Accounting Terms and Determinations........15
    Section 1.03.  Types of Borrowings........................15

                                  ARTICLE 2
                                 The Credits
    Section 2.01.  Commitments to Lend........................15
    Section 2.02.  Notice of Committed Borrowing..............16
    Section 2.03.  Money Market Borrowings....................16
    Section 2.04.  Notice to Banks; Funding of Loans..........20
    Section 2.05.  Notes......................................21
    Section 2.06.  Maturity of Loans..........................22
    Section 2.07.  Interest Rates.............................22
    Section 2.08.  Facility Fees..............................25
    Section 2.09.  Optional Termination or Reduction
                   of Commitments.............................25
    Section 2.10.  Method of Electing Interest Rates..........25
    Section 2.11.  Scheduled Termination of Commitments.......27
    Section 2.12.  Optional Prepayments.......................27
    Section 2.13.  General Provisions as to Payments..........28
    Section 2.14.  Funding Losses.............................28
    Section 2.15.  Computation of Interest and Fees...........29
    Section 2.16.  Regulation D Compensation..................29
    Section 2.17.  Borrower Change of Control.................30

                                  ARTICLE 3
                                 Conditions
    Section 3.01.  Closing.......   ..........................30
    Section 3.02.  Borrowings.................................31

                                  ARTICLE 4
                      Representations and Warranties
    Section 4.01.  Corporate Existence........................32
    Section 4.02.  Financial Condition........................32
    Section 4.03.  Litigation.................................33
    Section 4.04.  No Breach..................................34
    Section 4.05.  Action.....................................34
    Section 4.06.  Approvals..................................34
    Section 4.07.  ERISA......................................34
    Section 4.08.  Taxes......................................35
    Section 4.09.  Investment Company Act.....................35
    Section 4.10.  Public Utility Holding Company Act.........35
    Section 4.11.  True and Complete Disclosure...............35
    Section 4.12.  Environmental Matters......................36

                                  ARTICLE 5
                                  Covenants
    Section 5.01.  Financial Statements, Etc..................36
    Section 5.02.  Litigation.................................39
    Section 5.03.  Existence, Etc.............................39
    Section 5.04.  Insurance..................................39
    Section 5.05.  Limitation on Liens........................40
    Section 5.06.  Mergers, Etc...............................42
    Section 5.07.  Change in Nature of Business...............42
    Section 5.08.  Total Debt to Total Capital Ratio..........42
    Section 5.09.  Indebtedness of Subsidiaries...............42
    Section 5.10.  Transactions with Affiliates...............43
    Section 5.11.  Use of Proceeds............................43
    Section 5.12.  Environmental Laws.........................43
    Section 5.13.  Most Favored Lender........................44

                                  ARTICLE 6
                                  Defaults
    Section 6.01.  Events of Default..........................44
    Section 6.02.  Notice of Default..........................47

                                  ARTICLE 7
                                  The Agents
    Section 7.01.  Appointment and Authorization..............48
    Section 7.02.  Agent and Affiliates.......................48
    Section 7.03.  Action by Agent............................48
    Section 7.04.  Consultation with Experts..................48
    Section 7.05.  Liability of Agent.........................48
    Section 7.06.  Indemnification............................49
    Section 7.07.  Credit Decision............................49
    Section 7.08.  Successor Administrative Agent.............49
    Section 7.09.  Agents' Fees...............................50
    Section 7.10.  Documentation Agent and Co-Agents..........50

                                  ARTICLE 8
                         Change in Circumstances
    Section 8.01.  Basis for Determining Interest Rate
                    Inadequate or Unfair......................50
    Section 8.02.  Illegality.................................51
    Section 8.03.  Increased Cost and Reduced Return..........51
    Section 8.04.  Taxes......................................53
    Section 8.05.  Base Rate Loans Substituted for
                    Affected Fixed Rate Loans.................55
    Section 8.06.  Substitution of Bank.......................55

                                  ARTICLE 9
                          Fries & Fries Guaranty
    Section 9.01.  The Fries & Fries Guaranty.................56
    Section 9.02.  Guaranty Unconditional.....................56
    Section 9.03.  Discharge Only upon Payment in Full;
                    Reinstatement in Certain Circumstances....57
    Section 9.04.  Waiver by Fries & Fries....................57
    Section 9.05.  Subrogation................................57
    Section 9.06.  Stay of Acceleration.......................57

                                  ARTICLE 10
                            Mallinckrodt Guaranty
    Section 10.01. The Mallinckrodt Guaranty..................58
    Section 10.02. Guaranty Unconditional.....................58
    Section 10.03. Discharge Only upon Payment in Full;
                    Reinstatement in Certain
                    Circumstances.............................59
    Section 10.04.  Waiver by Mallinckrodt....................59
    Section 10.05.  Subrogation...............................59
    Section 10.06.  Stay of Acceleration......................60

                                  ARTICLE 11
                                Miscellaneous
    Section 11.01.  Notices...................................60
    Section 11.02.  No Waivers................................60
    Section 11.03.  Expenses; Indemnification.................60
    Section 11.04.  Sharing of Set-offs.......................61
    Section 11.05.  Amendments and Waivers....................62
    Section 11.06.  Successors and Assigns....................62
    Section 11.07.  Collateral................................64
    Section 11.08.  Governing Law; Submission
                     to Jurisdiction..........................64
    Section 11.09.  Counterparts; Integration; Effectiveness..64
    Section 11.10.  Waiver of Jury Trial......................65
    Section 11.11.  Confidentiality...........................65

EXHIBIT A   -   Note
EXHIBIT B   -   Money Market Quote Request
EXHIBIT C   -   Invitation for Money Market Quotes
EXHIBIT D   -   Money Market Quote
EXHIBIT E-1 -   Opinion of Counsel for the Borrower
EXHIBIT E-2 -   Opinion of Counsel for the Guarantors
EXHIBIT E-3 -   Opinion of Special Counsel for the Obligors
EXHIBIT F   -   Opinion of Special Counsel for the Agents
EXHIBIT G   -   Assignment and Assumption Agreement
EXHIBIT H   -   Pledge Agreement

                             CREDIT AGREEMENT


     AGREEMENT dated as of January 24, 1997 among TASTEMAKER, as Borrower, FRIES & FRIES, INC., as Guarantor of the obligations of the Borrower hereunder, MALLINCKRODT INC., as Guarantor of the obligations of Fries & Fries hereunder, the BANKS party hereto from time to time, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and CITIBANK, N.A., as Documentation Agent.

     The parties hereto agree as follows:

                                  ARTICLE 1

                                 Definitions

     Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

     "Absolute Rate Auction" means a solicitation of Money Market
Quotes setting forth Money Market Absolute Rates pursuant to Section
2.03.

     "Adjusted CD Rate" has the meaning set forth in Section
2.07(b).

     "Administrative Agent" means Morgan Guaranty Trust Company of New York, in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

     "Affiliate" means any Person that directly or indirectly controls, or is under common control with, or is controlled by, Mallinckrodt and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 15% or more of the voting power for the election of directors or other governing body of a corporation or 15% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of Mallinckrodt or any of its Subsidiaries and
(b) none of the Subsidiaries of Mallinckrodt shall be Affiliates.

     "Agent" means each of the Administrative Agent, the Collateral Agent and the Documentation Agent, and "Agents" means all or any combination of the foregoing.

     "Applicable Lending Office" means, with respect to any Bank,
(i) in the case of its Domestic Loans, its Domestic Lending Office,
(ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

     "Assessment Rate" has the meaning set forth in Section 2.07(b).

     "Assignee" has the meaning set forth in Section 11.06(c).

     "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 11.06(c), and their respective successors.

     "Bankruptcy Code" means the United States Bankruptcy Code of
1978, as amended from time to time.

     "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "Base Rate Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed
Borrowing or Notice of Interest Rate Election or the provisions of
Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

     "Borrower" means Tastemaker, a Delaware general partnership the general partners of which are Fries & Fries and Hercules Flavor, Inc. (a subsidiary of Hercules Incorporated), and the successors of such general partnership.

     "Borrowing" has the meaning set forth in Section 1.03.

     "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

     "CD Base Rate" has the meaning set forth in Section 2.07(b). "CD Loan" means (i) a Committed Loan which bears interest at a
CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

     "CD Rate" means a rate of interest determined pursuant to
Section 2.07(b) on the basis of an Adjusted CD Rate.

     "CD Reference Banks" means The Chase Manhattan Bank, The First National Bank of Chicago, Citibank, N.A., and Morgan Guaranty Trust Company of New York.

     "Closing Date" means the date on or after the Effective Date on which the Administrative Agent shall have received the documents specified in or pursuant to Section 3.01.

     "Co-Agents" means Bank of America Illinois, The Chase Manhattan Bank, and The First National Bank of Chicago in their capacity as co-agents hereunder.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" has the meaning set forth in the Pledge Agreement.

     "Collateral Agent" means Morgan Guaranty Trust Company of New York, as collateral agent under the Pledge Agreement, and its successors in such capacity.

     "Commitment" means, with respect to each Bank listed on the signature pages hereof, the amount set forth opposite the name of such Bank on the signature pages hereof, and with respect to any Bank which becomes a party to this Agreement pursuant to Section 11.06(c), the amount of the Commitment thereby assumed by such Bank, in each case as such amount may be reduced from time to time pursuant to Sections 2.09 and 11.06(c) or increased pursuant to Section 11.06(c).

     "Committed Loan" means a loan made by a Bank pursuant to
Section 2.01; provided that, if any such loan or loans (or portions thereof)are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Consolidated Net Worth" means, as at any date, the sum, for Mallinckrodt and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

     (a)  the amount of capital stock, plus

     (b)  the amount of capital in excess of par value, plus

     (c) the amount of reinvested earnings (or in the case of a reinvested earnings deficit, minus the amount of such deficit), minus

     (d)  the cost of treasury stock.

     "Covenant" means, with respect to any agreement or instrument representing or governing Indebtedness, any covenant (whether expressed as a covenant or an event of default) contained therein.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

     "Documentation Agent" means Citibank, N.A. in its capacity as documentation agent for the Banks hereunder.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office)or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

     "Domestic Loans" means CD Loans or Base Rate Loans or both.

     "Domestic Reserve Percentage" has the meaning set forth in
Section 2.07(b).

     "Effective Date" means the date this Agreement becomes effective in accordance with Section 11.09.

     "Environmental Claim" means, with respect to any Person, (a) any written or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (i)the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Laws" means any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended, or any successor statute.

     "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in
Section 414(b) or (c) of the Code of which Mallinckrodt is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Mallinckrodt is a member.

     "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

     "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative
Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

     "Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

     "Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.07(c) on the basis of a London Interbank Offered Rate.

     "Euro-Dollar Reference Banks" means the principal London offices of The Chase Manhattan Bank, The First National Bank of Chicago,
Citibank, N.A., and Morgan Guaranty Trust Company of New York.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

     "Event of Default" has the meaning set forth in Section 6.01.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Administrative Agent.

     "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

     "Fries & Fries" means Fries & Fries, Inc., a Delaware corporation, and its successors.

     "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section
1.02 hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

     "Group of Loans" means at any time a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time,
(ii) all Euro-Dollar Loans having the same Interest Period at such time or (iii) all CD Loans having the same interest period at such time, provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.02 or 8.05, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

     "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise directly or indirectly to be or become contingently liable under or with respect to, the Indebtedness of any Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

     "Guarantor" means each of Fries & Fries and Mallinckrodt.

     "Hazardous Material" means collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB's), (b) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

     "Indebtedness" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within one year of the date the respective goods are delivered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person under any contract for the purchase of materials, supplies or other Property or the rendering of services if such contract (or any related document) requires that payment for such materials, supplies or other Property or services shall be made regardless of whether or not delivery of such materials, supplies or other Property is ever made or tendered or such services are ever rendered; (e) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person (other than commercial documentary letters of credit); (f) Capital Lease Obligations of such Person; and (g) Indebtedness of others Guaranteed by such Person; provided, that Indebtedness of Mallinckrodt and its Subsidiaries shall not include obligations of Mallinckrodt and its Subsidiaries in respect of unfunded liabilities of Mallinckrodt in respect of postretirement health and welfare benefits under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 106 ("Employers' Accounting for Postretirement Benefits Other Than Pensions") not in excess of $96,000,000 in the aggregate.

     "Indemnitee" has the meaning set forth in Section 11.03(b).

     "Interest Period" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date
     (determined at the commencement of such Interest Period);


(2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice; provided that:

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date
    (determined at the commencement of such Interest Period);

(3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable
Notice of Borrowing and ending such whole number of months thereafter (but not less than 1 month) as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date
     (determined at the commencement of such Interest Period); and

(4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date
    (determined at the commencement of such Interest Period).

     "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank
Offered Rate pursuant to Section 2.03.

     "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

     "Loan" means a Domestic Loan, a Euro-Dollar Loan or a Money
Market Loan and "Loans" means Domestic Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

     "Loan Documents" means this Agreement, the Notes and the Pledge
Agreement.

     "London Interbank Offered Rate" has the meaning set forth in
Section 2.07(c).

     "Mallinckrodt" means Mallinckrodt Inc., a New York corporation, and its successors.

     "Margin Stock" means "margin stock" within the meaning of Regulations U and X.

     "Material Adverse Effect" means a material adverse effect on
(a) the financial condition, operations or business taken as a whole of Mallinckrodt and its Subsidiaries, (b) the ability of any Obligor to perform its respective obligations under the Loan Documents, (c) the validity or enforceability of this Agreement or of the Notes or
(d) the rights and remedies of the Banks and the Agents under the Loan Documents.

     "Money Market Absolute Rate" has the meaning set forth in
Section 2.03(d).

     "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

     "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

     "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01).

     "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

     "Money Market Margin" has the meaning set forth in Section
2.03(d)(ii)(C).

     "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by Mallinckrodt or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

     "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

     "Notice of Interest Rate Election" has the meaning set forth in
Section 2.10.

     "Obligor" means any of the Borrower or either Guarantor, and "Obligors" means all or any combination of the foregoing.

     "Operating Lease Amount" means, at any time, an amount equal to seven times the amount by which (i) the minimum rental commitments under non-cancelable operating leases of Mallinckrodt and its Subsidiaries for the fiscal year of Mallinckrodt and its Subsidiaries following the most recent fiscal year for which audited financial statements are available at such time, as reflected in the notes to such financial statements, exceed (ii)$50,000,000.

     "Parent" means, with respect to any Bank, any Person controlling such Bank.

     "Participant" has the meaning set forth in Section 11.06(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means an employee benefit or other plan established or maintained by Mallinckrodt or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Pledge Agreement" means the Pledge Agreement dated as of the date hereof between the Borrower and the Collateral Agent, substantially in the form of Exhibit H and as amended from time to time.

     "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

     "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "Quarterly Date" means the last day of March, June, September and December in each year, the first of which shall be the first such day after the date of this Agreement; provided that if any such day is not a Euro-Dollar Business Day, then such Quarterly Date shall be the next preceding Euro-Dollar Business Day.

     "Reference Banks" means the CD Reference Banks or the
Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

     "Regulations U and X" mean, respectively, Regulations U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

     "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

     "Revolving Credit Period" means the period from and including the Effective Date to and excluding the Termination Date.

     "Securities" has the meaning set forth in Section 5.11.

     "Subsidiary" means, as to any Person, any corporation, limited liability company, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of Mallinckrodt.

     "Tastemaker Guarantees" means (i) the Guarantee by Fries & Fries pursuant to Article 9 and (ii) the Guarantee by Mallinckrodt pursuant to Article 10.

     "Termination Date" means June 20, 1997, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day, subject to Section 2.17.

     "Total Capital" means, at any time, Consolidated Net Worth plus
Total Debt.

     "Total Debt" means, at any time, the aggregate outstanding principal amount of all Indebtedness of Mallinckrodt and its Subsidiaries at such time (determined on a consolidated basis without duplication in accordance with GAAP), excluding Indebtedness pursuant to the Tastemaker Guarantees.

     "Wholly-Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by Mallinckrodt.

     "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

     Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by Mallinckrodt's independent public accountants) with the most recent audited consolidated financial statements of Mallinckrodt and its Consolidated Subsidiaries delivered to the Banks; provided that, if Mallinckrodt notifies the Administrative Agent that Mallinckrodt wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies Mallinckrodt that the Required Banks wish to amend Article 5 for such purpose), then Mallinckrodt's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Mallinckrodt and the Required Banks.

     Section 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on the same date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Fixed Rate Borrowing" is a Euro-Dollar Borrowing, a CD Borrowing or a Money Market Borrowing (excluding any such Borrowing consisting of Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01), and a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).

                                  ARTICLE 2
                                 The Credits

     Section 2.01.  Commitments to Lend.  During the Revolving
Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, prepay Loans to the extent permitted by Section 2.12 and reborrow at any time during the Revolving Credit Period under this Section.

     Section 2.02. Notice of Committed Borrowing.. The Borrower shall give the Administrative Agent notice (a "Notice of Committed Borrowing") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

               (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

              (ii)  the aggregate amount of such Borrowing;

             (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate; and

              (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; and

          (b) certifying that each of the conditions precedent to such Borrowing has been satisfied.

     Section 2.03. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

     (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received not later than 10:30 A.M. (New York City time) on (x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

              (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $1,000,000,

             (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

              (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

     The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Money Market Quote Request.

     (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

     (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d)and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 11.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:30 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                (A)  the proposed date of Borrowing,

                (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested, (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                (c) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest
          1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

                (E)  the identity of the quoting Bank.

     A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

          (iii)  Any Money Market Quote shall be disregarded if it:

                (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection (d)(ii);

                (B) contains qualifying, conditional or similar language;

                (c) proposes terms other than or in addition to those set forth in the applicable Invitation for Money
          Market Quotes; or

                (D)  arrives after the time set forth in subsection
         (d)(i).

     (e) Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

     (f) Acceptance and Notice by Borrower. Not later than 10:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection
(e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

               (i)  the aggregate principal amount of each Money
          Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

              (ii)  the principal amount of each Money Market
          Borrowing must be $10,000,000 or a larger multiple of $1,000,000;

             (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market
          Absolute Rates, as the case may be; and

              (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

     (g) Allocation by Administrative Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

     Section 2.04. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 11.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

     (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank as made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     Section 2.05. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

     (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

     (c) Upon receipt of each Bank's Note pursuant to Section 3.01(a), the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

     Section 2.06. Maturity of Loans. (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable on the Termination Date.

     (b)  Each Money Market Loan included in any Money Market
Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

     Section 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a CD Loan or a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

     (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of 0.315% plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD Loan or any portion thereof shall, as a result of clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day, provided that until the end of the Interest Period applicable to such CD Loan, any such overdue principal shall bear interest at the higher of the foregoing rate and the sum of 2.315% plus the Adjusted CD Rate applicable to such Loan at the date such payment was due.

     The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                               (     CDBR   )*
            ACDR       =       (------------)  + AR
                               ( 1.00 DRP   )

            ACDR       =       Adjusted CD Rate
            CDBR       =       CD Base Rate
             DRP       =       Domestic Reserve Percentage
              AR       =       Assessment Rate
     --------------
     *The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%.

     The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

     "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

     "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.3(e) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

     (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of 0.19% plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

     The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day, provided that until the end of the Interest Period applicable to such Euro-Dollar Loan, any such overdue principal shall bear interest at the higher of the foregoing rate and the sum of 2.19% plus the London Interbank Offered Rate applicable to such Loan at the date such payment was due.

     (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

     (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section
8.01 shall apply.

     Section 2.08. Facility Fees. The Borrower shall pay to the Administrative Agent for the account of the Banks ratably a facility fee at the rate of 0.06% per annum. Such facility fee shall accrue
(i) from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Loans. Accrued fees under this
Section 2.08 shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

     Section 2.09. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amounts of the Loans.

     Section 2.10. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

              (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD Loans for an additional Interest Period, subject to Section
          2.14 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans; and

             (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.14 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

     Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted to Domestic Loans of the other type or are CD Rate Loans to be continued as CD Rate Loans for an additional Interest Period, in which case such notice shall be delivered to the Administrative Agent not later than 10:30 A.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $10,000,000 or any larger multiple of $1,000,000.

     (b)  Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

         (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection(a) above;

        (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be Fixed Rate Loans, the duration of the next succeeding Interest Period applicable thereto; and

         (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

     Each Interest Period specified in a Notice of Interest Rate
Election shall comply with the provisions of the definition of Interest Period.

     (C) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Fixed Rate Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

     (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section
2.10 shall not constitute a "Borrowing" subject to the provisions of
Section 3.02.

     Section 2.11. Scheduled Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date or, if the Termination Date has been adjusted pursuant to Section 2.17, on the second Euro-Dollar Business Day after the Termination Date.

     Section 2.12. Optional Prepayments. (a) Subject in the case of any Fixed Rate Loans to Section 2.14, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay the Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01), upon at least three Domestic Business Days' notice to the Administrative Agent, prepay any Group of CD Loans, or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group or Borrowing.

     (b) Except as provided in subsection (a) above the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

     (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     Section 2.13. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 11.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans or the Money Market LIBOR Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Absolute Rate Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

     Section 2.14. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto (including for this purpose any payment made pursuant to Section 2.17 other than on the last day of the Interest Period fixed on the first day of such Interest Period), or the last day of an applicable period fixed pursuant to Section 2.07(d), or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a) or 2.12(c), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     Section 2.15. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.16. Regulation D Compensation. For so long as any Bank maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Applicable Lending Office) of making or maintaining its Euro-Dollar Loans is increased, then such Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans an officer's certificate setting forth in reasonable detail the amount to which such Bank is then entitled under this Section 2.16 (which shall be consistent with such Bank's good faith estimate of the level at which the related reserves are maintained by it).

     Section 2.17.  Borrower Change of Control.  If at any time
(i) Mallinckrodt shall cease to own 100% of the issued and outstanding capital stock of Fries & Fries or (ii) Fries & Fries shall cease to be a general partner of the Borrower with legal and beneficial ownership of at least 50% of all capital and other equity and partnership interests in the Borrower (any such event in clauses
(i) or (ii), a "Borrower Change of Control"; and the date of consummation of any such Borrower Change of Control, a "Borrower Change of Control Date"), then, unless prior to the Borrower Change of Control Date all of the Banks shall have expressly consented in writing (i) to maintain their Commitments until the Termination Date then in effect, (ii) to release each Guarantor unconditionally from its respective Tastemaker Guarantee, and (iii) to agree to release the Collateral as provided under the Pledge Agreement, the Commitment of each Bank shall terminate (and the Termination Date shall be deemed to occur) on the first Euro-Dollar Business Day after the Borrower Change of Control Date and the outstanding principal amount of each Loan shall thereupon become due and payable on the second Euro-Dollar Business Day after such termination, with interest accrued thereon to the date of payment, all without notice to any Obligor or any other action by any Person.


                                  ARTICLE 3
                                 Conditions

     Section 3.01. Closing. The closing hereunder shall occur upon receipt by the Administrative Agent of the following documents, each dated the Closing Date unless otherwise indicated:

          (a) a duly executed Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.05;

          (b) an opinion of the General Counsel of Tastemaker, substantially in the form of Exhibit E1 hereto;

          (c) an opinion of the General Counsel of Mallinckrodt, substantially in the form of Exhibit E-2 hereto;

          (d) an opinion of White & Case, special counsel for the Obligors, substantially in the form of Exhibit E-3 hereto;

          (e) an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit F hereto;

          (f) duly executed counterparts of the Pledge Agreement and each other document contemplated thereby to be executed on the Closing Date;

          (g) evidence satisfactory to the Administrative Agent of the effectiveness and, to the extent applicable, of the Security Interest contemplated by the Pledge Agreement, the delivery of any promissory notes and stock certificates comprising the Collateral and any notices or filings required thereby; and

          (h) all documents the Administrative Agent may reasonably request relating to the existence of the Obligors, the corporate and general partnership authority for and the validity of the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

     The Administrative Agent shall promptly notify the Obligors and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

     Section 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) the fact that the Closing Date shall have occurred on or prior to January 31, 1997;

          (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

          (c) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;
          (d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

          (e) the fact that the representations and warranties of the Obligors contained in this Agreement (except, in the case of any Borrowing after the initial Borrowing, those contained in
     Section 4.02(c), 4.02(f), clause (i) of Section 4.03 and in the last sentence of Section 4.12 hereof) shall be true on and as of the date of such Borrowing.

     Each Borrowing hereunder shall be deemed to be a representation and warranty by each Obligor on the date of such Borrowing as to the facts specified in clauses (c), (d) and (e) of this Section.



                                   ARTICLE 4
                        Representations and Warranties

     Each of the Obligors represents and warrants (in each case as to itself and as to its Subsidiaries) that:

     Section 4.01. Corporate Existence. Each of Mallinckrodt, its Subsidiaries and the Borrower: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could have a Material Adverse Effect. Mallinckrodt owns 100% of the issued and outstanding capital stock of Fries
& Fries, and Fries & Fries is a general partner of the Borrower with legal and beneficial ownership of 50% of all capital and other equity and partnership interests in the Borrower.

     Section 4.02. Financial Condition. (a) Mallinckrodt has heretofore furnished to each of the Banks the consolidated balance sheet of Mallinckrodt and its Subsidiaries as at June 30, 1996 and the related consolidated statements of earnings, cash flows and changes in shareholders' equity of Mallinckrodt and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young LLP. All such financial statements fairly present, in all material aspects, the financial condition of Mallinckrodt and its Subsidiaries, as at said date, and the consolidated results of their operations for the fiscal year ended on said date, all in accordance with GAAP.

     (b) Mallinckrodt has heretofore furnished to each of the Banks the unaudited consolidated balance sheet of Mallinckrodt and its Subsidiaries as at September 30, 1996 and the related unaudited consolidated statements of earnings, cash flows and changes in shareholders' equity of Mallinckrodt and its Subsidiaries for the three month period ended on said date. All such financial statements fairly present, in all material aspects, the financial condition of Mallinckrodt and its Subsidiaries, as at said date, and the consolidated results of their operations for the three month period ended on said date, all in accordance with GAAP.
     (c) Since September 30, 1996, there has been no material adverse change, and nothing has occurred that is reasonably likely to result in any material adverse change, in the financial condition, operations or business taken as a whole of Mallinckrodt and its Subsidiaries from that set forth in the financial statements referred to in clause (b) above as at the date referred to therein.

     (d) The Borrower has heretofore furnished to each of the Banks the balance sheet of the Borrower as at December 31, 1995 and the related statements of earnings and cash flows of the Borrower for the fiscal year ended on said date, with the opinion thereon of Coopers & Lybrand LLP. All such financial statements fairly present, in all material aspects, the financial condition of the Borrower, as at said date, and the results of its operations for the fiscal year ended on said date, all in accordance with GAAP.

     (e) The Borrower has heretofore furnished to each of the Banks the unaudited balance sheet of the Borrower as at September 30, 1996 and the related unaudited statements of earnings and cash flows for the nine month period ended on said date. All such financial statements fairly present, in all material aspects, the financial condition of the Borrower, as at said date, and the results of its operations for the nine month period ended on said date, all in accordance with GAAP.

     (f) Since September 30, 1996, there has been no material adverse change, and nothing has occurred that is reasonably likely to result in any material adverse change, in the financial condition, operations or business taken as a whole of the Borrower from that set forth in the financial statements referred to in clause (e) above as at the date referred to therein.

     Section 4.03. Litigation. Except as may be disclosed in regular periodic reports filed with the Securities and Exchange Commission prior to the date of this Agreement (copies of which reports have heretofore been furnished to the Banks), there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of Mallinckrodt) threatened against Mallinckrodt or any of its Subsidiaries or the Borrower (i) which, if adversely determined, is reasonably likely to have a Material Adverse Effect or
(ii) which in any manner draws into question the validity or enforceability of any Loan Document.

     Section 4.04. No Breach. None of the execution and delivery of the Loan Documents, the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent under, the general partnership agreement of the Borrower or the certificate of incorporation or by-laws of either Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Mallinckrodt or any of its Subsidiaries or the Borrower is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument.

     Section 4.05. Action. Each of the Obligors has all necessary corporate (or, in the case of the Borrower, partnership) power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is a party; the execution, delivery and performance by each of the Obligors of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action or partnership action (as the case may be) on its part (including, without limitation, any required shareholder approvals); and each of this Agreement (in the case of each Obligor) and the Pledge Agreement (in the case of the Borrower) has been duly and validly executed and delivered by each such Obligor and constitutes, and each of the Notes (in the case of the Borrower) when executed and delivered for value will constitute, its legal, valid and binding obligation, enforceable against such Obligor in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, dissolution, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 4.06. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Obligor of the Loan Documents to which such Obligor is a party or for the legality, validity or enforceability hereof.

     Section 4.07. ERISA. Each Plan, and, to the knowledge of Mallinckrodt, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law, and no event or condition has occurred and is continuing as to which Mallinckrodt would be under an obligation to furnish a report to the Banks under Section 5.01(e) hereof.

     Section 4.08. Taxes. Mallinckrodt and those of its Subsidiaries that are at least 80% owned by Mallinckrodt are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which Mallinckrodt is the "common parent" (within the meaning of Section 1504 of the Code) of such group. Mallinckrodt and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Mallinckrodt or any of its Subsidiaries. The charges, accruals and reserves on the books of Mallinckrodt and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Mallinckrodt, adequate. Mallinckrodt has not given or been requested to give a waiver of the statute of limitations relating to the payment of federal, state, local and foreign taxes or other impositions, the payment of which is reasonably likely to have a Material Adverse Effect.

     Section 4.09. Investment Company Act. None of Mallinckrodt, any of its Subsidiaries or the Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.10. Public Utility Holding Company Act. None of Mallinckrodt, any of its Subsidiaries or the Borrower is a "holding company", or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 4.11. True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Obligor to any Agent or any Bank in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by any Obligor to any Agent or any Bank in connection with this Agreement and the transactions contemplated hereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to any Obligor that could have a Material Adverse Effect that has not been disclosed herein or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Banks for use in connection with the transactions contemplated hereby.

     Section 4.12. Environmental Matters. In the ordinary course of its business, Mallinckrodt conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of Mallinckrodt and its Subsidiaries, in accordance with customary industry practice. On the basis of this review, Mallinckrodt has reasonably concluded that the costs of compliance with Environmental Laws are unlikely to have a Material Adverse Effect.


                                  ARTICLE 5
                                  Covenants

     Each of the Obligors agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

     Section 5.01. Financial Statements, Etc. Mallinckrodt will deliver to each of the Banks:

     (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of Mallinckrodt, consolidated statements of earnings, cash flows and changes in shareholders' equity of Mallinckrodt and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of Mallinckrodt and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of Mallinckrodt, which certificate shall state that said consolidated financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of Mallinckrodt and its Subsidiaries, in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

     (b) as soon as available and in any event within 120 days after the end of each fiscal year of Mallinckrodt, consolidated statements of earnings, cash flows and changes in shareholders' equity of Mallinckrodt and its Subsidiaries for such fiscal year and the related consolidated balance sheet of Mallinckrodt and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of Mallinckrodt and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles;

     (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which Mallinckrodt shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

     (d) promptly upon the mailing thereof to the shareholders of Mallinckrodt generally, copies of all financial statements, reports and proxy statements so mailed;

     (e) as soon as possible, and in any event within ten days after Mallinckrodt knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of Mallinckrodt setting forth details respecting such event or condition and the action, if any, that Mallinckrodt or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Mallinckrodt or an ERISA Affiliate with respect to such event or condition):

                (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

               (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Mallinckrodt or an ERISA Affiliate to terminate any Plan;

              (iii) the institution by PBGC of proceedings under
     Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by
 Mallinckrodt or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

               (iv) the complete or partial withdrawal from a Multiemployer Plan by Mallinckrodt or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Mallinckrodt or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Mallinckrodt or any ERISA
     Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

               (vi) the adoption of an amendment to any Plan that, pursuant to section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Mallinckrodt or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

    (f) promptly after any Obligor knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that such Obligor has taken or proposes to take with respect thereto; and

    (g) from time to time such other information regarding the financial condition, operations, business or prospects of the Borrower or of Mallinckrodt or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) or of the Collateral as any Bank or the Agent may reasonably request.

     Mallinckrodt will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of Mallinckrodt (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that Mallinckrodt has taken or proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether Mallinckrodt is in compliance with Sections 5.08 and 5.09 hereof as of the end of the respective quarterly fiscal period or fiscal year.

     Section 5.02. Litigation. Mallinckrodt will promptly give to each Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting Mallinckrodt or any of its Subsidiaries or the Borrower, except proceedings which, if adversely determined, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, Mallinckrodt will give to each Bank notice of the assertion of any Environmental Claim by any Person against, or with respect to the activities of, Mallinckrodt or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any Environmental Claim or alleged violation which, if adversely determined, would not have a Material Adverse Effect.

     Section 5.03. Existence, Etc. Mallinckrodt will, and will cause each of its Subsidiaries to, and the Borrower will:

     (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this section 5.03 shall prohibit any transaction expressly permitted under Sections 5.06 and 5.07 hereof);

     (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could have a Material
Adverse Effect;

     (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

     (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

     (e) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP; and

     (f) subject to Section 11.11 hereof, permit representatives of any Bank, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank.

     Section 5.04. Insurance. Mallinckrodt will, and will cause each of its Subsidiaries to and the Borrower will, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

     Section 5.05. Limitation on Liens. Mallinckrodt will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

     (a) Liens in existence on the date hereof securing Indebtedness outstanding on the date hereof in an aggregate principal amount not exceeding $50,000,000;

     (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if, unless the amount thereof is not material with respect to it or its financial condition, adequate reserves with respect thereto are maintained on the books of Mallinckrodt or the affected Subsidiaries, as the case may be, in accordance with GAAP;

     (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

     (d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

     (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of Mallinckrodt or any of its Subsidiaries;

     (g) Liens on Property of any corporation which becomes a Subsidiary of Mallinckrodt after the date of this Agreement; provided that such Liens are in existence at the time such corporation becomes a Subsidiary of Mallinckrodt, were not created in anticipation thereof and do not at any time secure any Indebtedness other than Indebtedness which was secured by such Liens at the time such corporation became a Subsidiary;

     (h) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by Mallinckrodt or any of its Subsidiaries, each of which Liens either
(A) existed on such Property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that no such Lien shall extend to or cover any Property of Mallinckrodt or such Subsidiary other than the Property so acquired and improvements thereon;

     (i) Liens incidental to the conduct of its business or the ownership of its Property which were not incurred in connection with the borrowing of money, the obtaining of credit or Derivatives Obligations, and which do not in the aggregate materially detract from the value of its Property or materially impair the use thereof in the operation of its business;

     (j) Liens arising from judgments, decrees or attachments not in excess of $25,000,000 in the aggregate and in circumstances not constituting an Event of Default under Section 6.01(h) hereof;

     (k) leases or subleases granted to others otherwise permitted by this Agreement;
     (l) UCC financing statements and other similar filings regarding leases and other Liens otherwise permitted by this Agreement;

     (m) rights to receive income in connection with consignment arrangements or licensing agreements in the ordinary course of Mallinckrodt's or such Subsidiary's business, as the case may be;

     (n)  Liens on cash and cash equivalents securing Derivatives
Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $50,000,000; and

     (o) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

     Notwithstanding the foregoing, nothing in this Section 5.05 shall restrict the ability of Mallinckrodt or any of its Subsidiaries to sell or assign its accounts receivable. The Borrower will not create, incur, assume or suffer to exist any Lien upon any of the Collateral other than Liens created by the Pledge Agreement.

     Section 5.06. Mergers, Etc.. Neither Mallinckrodt nor the Borrower will, nor will either permit any of their respective Subsidiaries to, (a) merge or consolidate with or into any Person,
(b) convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or (c) hereafter acquired) of Mallinckrodt and its Subsidiaries or of the Borrower and its Subsidiaries, in each case taken as a whole, to any Person, or acquire all or substantially all of the assets of, any Person, except that (i) any Subsidiary of Mallinckrodt may merge or consolidate with or into, or transfer assets to, or acquire assets of, any other Subsidiary of Mallinckrodt, (ii) any Subsidiary of Mallinckrodt may merge or consolidate with or into, or transfer assets to, Mallinckrodt, (iii) Mallinckrodt may merge with or consolidate into, or acquire assets of, and any Subsidiary of Mallinckrodt may merge or consolidate with or into, or acquire assets of, any other Person or (iv) a Borrower Change of Control may occur in accordance with the provisions of Section 2.17 of this Agreement provided in each case that, immediately after giving effect to such proposed transaction, no Default would exist and in the case of any such proposed transaction to which either Mallinckrodt or the Borrower is a party, it is the surviving corporation.

     Section 5.07. Change in Nature of Business. Mallinckrodt will not (i) make any material change in the nature of the business of Mallinckrodt and its Subsidiaries taken as a whole as carried on as of the date hereof, or (ii) acquire, or permit any of its Subsidiaries to acquire, businesses which result in any material change in the nature of the business of Mallinckrodt and its Subsidiaries taken as a whole as carried on as of the date hereof; provided, however, that Mallinckrodt or any of its Subsidiaries may engage in or acquire a business of a nature substantially related to the nature of its business as carried on as of the date hereof, and provided, further, in each case that, immediately after giving effect to such proposed transaction, no Default would exist.

     Section 5.08. Total Debt to Total Capital Ratio. Mallinckrodt will not permit the ratio of (i) the sum of (x) Total Debt plus (y) the Operating Lease Amount at any time to (ii) the sum of (x) Total Capital at such time plus (y) the Operating Lease Amount at such time to exceed 0.60 to 1.

     Section 5.09. Indebtedness of Subsidiaries. Mallinckrodt will not permit the aggregate Indebtedness of all of its Subsidiaries (exclusive of Indebtedness (x) owing to Mallinckrodt or a Wholly-Owned Subsidiary and (y) pursuant to the Tastemaker Guarantees) to exceed at any time to and including May 21, 1997 35% of Total Capital. Thereafter, Mallinckrodt will not permit the aggregate Indebtedness of all of its Subsidiaries (exclusive of Indebtedness (x) owing to Mallinckrodt or a Wholly-Owned Subsidiary and (y) pursuant to the Tastemaker Guarantees) to exceed at any time
(i) 25% of Total Capital, if the ratio of Total Debt to Total Capital is equal to or less than 0.50 to 1 at such time; and (ii) 20% of Total Capital, if the ratio of Total Debt to Total Capital is greater than 0.50 to 1 at such time.

     Section 5.10. Transactions with Affiliates. Except as expressly permitted by this Agreement, Mallinckrodt will not, nor will it permit any of its Subsidiaries to, directly or indirectly enter into transactions with any Affiliates unless the monetary or business consideration arising therefrom would be substantially as advantageous to Mallinckrodt and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate.

     Section 5.11. Use of Proceeds. The Borrower will use the proceeds of the Loans hereunder solely to acquire debt securities (the "Securities") issued by a single purpose issuer (the "Issuer"), all in form and substance substantially as described to the Banks prior to the date hereof, which includes without limitation that (i) such Securities have a face amount and fair market value (determined at the date of purchase) approximately equal to the aggregate principal amount of Loans made, (ii) such Securities are, together with any obligations owed with respect to ordinary course interest rate hedges entered into with respect to such Securities for bona fide hedging purposes ("Interest Rate Swaps"), the sole debt obligations of the Issuer, (iii) the Issuer's assets consist of asset-backed securities with an aggregate face amount and fair market value (determined at the time of issuance) in excess of the face amount of the Securities, and rated AAA by Standard & Poor's Ratings Services ("S&P") and Aaa by Moody's Investors Services, Inc. ("Moody's"), as well as the rights under the Interest Rate Swaps,
(iv) the obligations of the Issuer under the Securities are secured by a first priority security interest (subject to the rights of the Interest Rate Swap providers) granted by the Issuer in all of such asset-backed securities and all other assets of the Issuer and (v) the Obligors reasonably believe that, if the Securities were rated by S&P and Moody's, such securities would receive a rating of not less than AA by S&P and Aa by Moody's; provided that neither any Agent nor any Bank shall have any responsibility as to the use of any of such proceeds. No part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

     Section 5.12. Environmental Laws. Mallinckrodt will, and will cause each of its Subsidiaries to, comply in all material respects with the requirements of all applicable Environmental Laws and all ordinances and regulatory and administrative authorities with respect thereto, and shall not permit or suffer any of its Subsidiaries to, generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials other than in the ordinary course of business and in compliance in all material respects with applicable Environmental Laws, and shall not, and shall not permit or suffer any of its Subsidiaries to, cause or permit, as a result of any intentional or unintentional act or omission on the part of Mallinckrodt or any Subsidiary thereof, the installation or placement of Hazardous Materials in violation of or actionable under in any material respect applicable Environmental Laws onto any of its Property or suffer the presence of Hazardous Materials in violation of or actionable under in any material respect applicable Environmental Laws on any of its Property. Mallinckrodt shall, and shall cause each of its Subsidiaries to, promptly undertake and diligently pursue to completion any remedial clean-up action required of Mallinckrodt or any Subsidiary under applicable Environmental Laws in the event of any release of Hazardous Materials.

     Section 5.13. Most Favored Lender. Mallinckrodt will not and will not permit any Subsidiary to (a) enter into any indenture, agreement or other instrument under which any Indebtedness for borrowed money in excess of $15,000,000 for any such indenture, agreement or instrument (or series of related agreements or instruments) of Mallinckrodt or of any Subsidiary may be issued (a "Restricted Agreement"), or (b) agree to any amendment, waiver, consent, modification, refunding, refinancing or replacement of any Restricted Agreement, in either case, with terms the effect of which is to (i) include a Covenant which imposes a restriction, limitation or obligation in favor of another lender not imposed in favor of the Banks by this Agreement, or (ii) revise or alter any Covenant contained therein the effect of which is to impose a restriction, limitation or obligation in favor of another lender not imposed in favor of the Banks by this Agreement, unless Mallinckrodt or such Subsidiary, as the case may be, concurrently (x) notifies the Banks and the Administrative Agent thereof and (y) incorporates herein such additional, altered or revised Covenant. If the Administrative Agent at the time so elects by notice to Mallinckrodt and the Banks, the incorporation of each such additional Covenant shall be deemed to occur automatically without any further action or the execution of any additional document by any of the parties to this Agreement. If the Administrative Agent does not elect to effect such an automatic incorporation, the Administrative Agent shall promptly tender to Mallinckrodt and the Borrower for execution by them an amendment (executed by the Administrative Agent) incorporating such additional Covenant, and shall promptly deliver a copy of such amendment to the Banks.


                                   ARTICLE 6
                                   Defaults

     Section 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

     (a) Any Obligor shall: (i) default in the payment of any principal of any Loan when due (whether at stated maturity or at mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan, any fee or any other amount payable by it hereunder when due and such default shall have continued unremedied for five days; or

     (b) Mallinckrodt or any of its Subsidiaries or the Borrower shall default beyond any applicable grace period, or, in the case of any Derivatives Obligations for which no grace period is otherwise provided, beyond five days, in the payment when due of any principal of or interest on any Indebtedness (other than the Indebtedness hereunder or under the Notes) aggregating $15,000,000 or more, or in the payment when due of amounts exceeding $15,000,000 in the aggregate for the payment or collateralization of Derivatives Obligations; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any instrument or agreement governing such Derivatives Obligations shall occur if the effect of such event is (or, with the giving of notice or the passage of time or both, would be) to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof or, in the case of an instrument or agreement governing such Derivatives Obligations, to permit the payments owing under such instrument or agreement to be liquidated; or (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by any Obligor, or any certificate furnished to any Bank or any Agent pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or (d) Any Obligor shall default in the performance of its obligations under Sections 5.01(f), 5.05 through 5.09 (inclusive), or 5.13 hereof or Article 9 or 10 hereof; or the Borrower shall default in the performance of any of its obligations under the Pledge Agreement; or any Obligor shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of 30 days after notice thereof to the Borrower and Mallinckrodt by the Administrative Agent at the request of any Bank; or

     (e) Mallinckrodt, any of its Subsidiaries or the Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

     (f)  Mallinckrodt, any of its Subsidiaries or the Borrower shall
(i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

     (g) A proceeding or case shall be commenced, without the application or consent of Mallinckrodt, any of its Subsidiaries or the Borrower, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of Mallinckrodt, such Subsidiary or the Borrower or of all or any substantial part of any of its respective Property, or (iii) similar relief in respect of Mallinckrodt, such Subsidiary or the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against Mallinckrodt, such Subsidiary or the Borrower shall be entered in an involuntary case under the Bankruptcy Code; or

     (h) A final judgment or judgments for the payment of money in excess of $15,000,000 in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against Mallinckrodt, any of its Subsidiaries or the Borrower and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and Mallinckrodt, its relevant Subsidiary or the Borrower shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

     (i) An event or condition specified in Section 5.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Mallinckrodt or any ERISA Affiliate shall incur or in the opinion of the Required Banks shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the determination of the Required Banks, a Material Adverse Effect; or

     (j) Any Person or two or more Persons acting in concert shall have acquired, in one transaction or in a series of related transactions, beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of Mallinckrodt (or other securities convertible into such securities) representing 40% or more of the combined voting power of Mallinckrodt then outstanding securities entitled to vote in the election of directors (other than securities having such power only by reason of the happening of a contingency); or

     (k)  At any time any obligation of either Guarantor under
Article 9 or Article 10, as the case may be, shall for any reason cease to be in full force and effect, or any Obligor shall so assert in writing; or

     (l) At any time the Lien created by the Pledge Agreement shall cease to constitute a perfected first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties referred to therein in any of the Collateral, or any Obligor shall so assert in writing;

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 6.01 with respect to any Obligor, (A) the Administrative Agent, upon request of the Banks having at least 51% of the aggregate amount of the Commitments, shall, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate, and (B) the Administrative Agent, upon request of Banks holding at least 51% of the aggregate unpaid principal amount of the Loans, shall, by notice to the Borrower, declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower; and (2) in the case of the occurrence of an Event of Default referred to in clause
(f) or (g) of this Section 6.01 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     Section 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower and Mallinckrodt under Section
6.01(d) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                   ARTICLE 7
                                   The Agents

     Section 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as administrative agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent or the Collateral Agent (as the case may be) by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

     Section 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York and Citibank, N.A. shall each have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not an Agent, and Morgan Guaranty Trust Company of New York and Citibank, N.A. and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Obligors or any Subsidiary or affiliate of any Obligor as if it were not an Agent hereunder.

     Section 7.03. Action by Agent. The obligations of each Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, no Agent shall be required to take any action with respect to any Default, except as expressly provided in Article 6.

     Section 7.04. Consultation with Experts. Each Agent may consult with legal counsel (who may be counsel for the Obligors), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 7.05. Liability of Agent. No Agent nor any of its affiliates nor any of the respective directors, officers, agents or employees of the foregoing shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. No Agent nor any of its affiliates nor any of the respective directors, officers, agents or employees of the foregoing shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder or the Pledge Agreement; (ii) the performance or observance of any of the covenants or agreements of the Obligors, (iii) the satisfaction of any condition specified in Article 3, except in the case of the Administrative Agent receipt of items required to be delivered to such Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     Section 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify each Agent, its affiliates and the respective directors, officers, agents and employees of the foregoing (to the extent not reimbursed by the Obligors) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder.

     Section 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the either Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents.

     Section 7.08. Successor Administrative Agent. The Administrative Agent and the Collateral Agent may each resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent and/or Collateral Agent (as relevant) reasonably acceptable to the Borrower. If no such successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Administrative Agent and/or Collateral Agent (as relevant), which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as such Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent and/or Collateral Agent (as relevant), and the retiring Administrative Agent and/or Collateral Agent (as relevant) shall be discharged from its duties and obligations hereunder and/or under the Pledge Agreement (as relevant). After any retiring Agent's resignation hereunder as Administrative Agent and/or Collateral Agent (as relevant) the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent and/or Collateral Agent (as relevant).

     Section 7.09.  Agents' Fees.  The Borrower shall pay to each
Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and such Agent.

     Section 7.10. Documentation Agent and Co-Agents. Nothing in this Agreement shall impose upon the Documentation Agent or any Co-Agent, in their respective capacities as such, any duty or obligation whatsoever.


                                   ARTICLE 8
                           Change in Circumstances

     Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan:

          (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

     Section 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

     Section 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and
(ii) with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

     (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

     (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this section but in any event within 45 days, after such Bank obtains actual knowledge thereof; provided that
(i) if any Bank fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 8.03 in respect of any costs resulting from such event, only be entitled to payment under this Section 8.03 for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice and (ii) each Bank will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.
In determining such amount, such Bank shall use reasonable averaging and attribution methods.

     Section 8.04.  Taxes.  (a) For the purposes of this Section
8.04, the following terms have the following meanings:

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by an Obligor pursuant to the Loan Documents, and all liabilities with respect thereto, excluding (i) in the case of each Bank and Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or such Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

     "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to the Loan Documents or from the execution or delivery of, or otherwise with respect to, the Loan Documents.

     (b) Any and all payments by the Obligors to or for the account of any Bank or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if any Obligor shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the relevant Obligor shall make such deductions, (iii) the relevant Obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the relevant Obligor (as applicable) shall furnish to the Administrative Agent, at its address referred to in Section 11.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) Each of the Obligors agrees to indemnify each Bank and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or such Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or such Agent (as the case may be) makes demand therefor.

     (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

     (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

     (f) If any Obligor is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change will eliminate or reduce any such additional payment which may thereafter accrue and is not otherwise disadvantageous to such Bank.

     Section 8.05.  Base Rate Loans Substituted for Affected
Fixed Rate Loans. If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

          (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a CD Loan or Euro-Dollar Loan, as the case may be, on the first day of the next succeeding Interest Period applicable to the related CD Loans or Euro-Dollar Loans of the other Banks.

     Section 8.06. Substitution of Bank. Provided that no Default shall have occurred and be continuing, if (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section
8.02 or (ii) any Bank has demanded compensation under Section 8.03 or
8.04 the Borrower shall have the right to designate an Assignee which is not any Obligor, any of their Subsidiaries or an Affiliate to purchase for cash, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit G hereto, the outstanding Loans and Commitment of such Bank and to assume all of such Bank's other rights and obligations hereunder without recourse to or warranty by such Bank, for a purchase price equal to the principal amount of all of such Bank's outstanding Loans plus any accrued but unpaid interest thereon and the accrued but unpaid facility fees in respect of such Bank's Commitment hereunder plus such amount, if any, as would be payable pursuant to Section 2.14 if the outstanding Loans of such Bank were prepaid in their entirety on the date of consummation of such assignment, plus the compensation then due and payable pursuant to Sections 8.03 and 8.04.


                                  ARTICLE 9
                           Fries & Fries Guaranty

     Section 9.01. The Fries & Fries Guaranty. Fries & Fries hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement and the other Loan Documents. Upon failure by the Borrower to pay punctually any such amount, Fries & Fries shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

     Section 9.02.  Guaranty Unconditional.  The obligations of
Fries & Fries hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be delayed, released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Obligor under any Loan Document, by operation of law or otherwise, and (to the extent applicable) any right under partnership or other applicable law to require any Person to seek remedies against partnership assets before proceeding against its partners;

         (ii) any modification or amendment of or supplement to any Loan Document;

        (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any other Obligor under any Loan Document;

         (iv) any change in the corporate or general partnership existence, structure or ownership of any other Obligor, or any dissolution, insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Obligor or its assets or any resulting release or discharge of any obligation of any other Obligor contained in any Loan Agreement;

          (v) the existence of any claim, set-off or other rights which Fries & Fries may have at any time against any other Obligor, either Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (vi) any invalidity or unenforceability relating to or against any other Obligor for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Obligor of the principal of or interest on any Note or any other amount payable by any other Obligor under the Loan Document; or

        (vii) any other act or omission to act or delay of any kind by any other Obligor, either Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to Fries & Fries's obligations or any other Obligor's obligations, as the case may be, hereunder.

     Section 9.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Fries & Fries's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Obligors under the Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the dissolution, insolvency, bankruptcy or reorganization of the Borrower or otherwise, Fries & Fries's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     Section 9.04.  Waiver by Fries & Fries.  Fries & Fries
irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

     Section 9.05. Subrogation. Upon making any payment with respect to the Borrower hereunder, Fries & Fries shall be subrogated to the rights of the payee against the Borrower with respect to such payment (including any such rights under the Pledge Agreement); provided that Fries & Fries shall not enforce any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts payable by the Borrower under the Loan Documents have been paid in full.

     Section 9.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by Fries & Fries hereunder forthwith on demand by the Administrative Agent made at the request of the requisite proportion of the Banks specified in Article 6 of this Agreement.


                                  ARTICLE
                           Mallinckrodt Guaranty

     Section 10.01. The Mallinckrodt Guaranty. Mallinckrodt hereby unconditionally guarantees all obligations of Fries & Fries under Article 9 of this Agreement. Upon failure by Fries & Fries to fulfill any such obligation, Mallinckrodt shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

     Section 10.2. Guaranty Unconditional. The obligations of Mallinckrodt hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be delayed, released, discharged or otherwise affected by:
          (i) any extension, renewal, settlement, compromise,
     waiver or release in respect of any obligation of any other Obligor under any Loan Document, by operation of law or
     otherwise and (to the extent applicable) any right under       m
     partnership or other applicable law to require any Person to seek remedies against partnership assets before proceeding against its partners;

         (ii) any modification or amendment of or supplement to any Loan Document;

        (iii) any release, impairment, non-perfection or invalidity any direct or indirect security for any obligation of any other Obligor under any Loan Document;

         (iv) any change in the corporate or general partnership existence, structure or ownership of any other Obligor, or any dissolution, insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Obligor or its assets or any resulting release or discharge of any obligation of any other Obligor contained in any Loan Agreement;

          (v) the existence of any claim, set-off or other rights which Mallinckrodt may have at any time against any other Obligor, either Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (vi) any invalidity or unenforceability relating to or against any other Obligor for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Obligor of the principal of or interest on any Note or any other amount payable by any other Obligor under the Loan Document; or

        (vii) any other act or omission to act or delay of any kind by any other Obligor, either Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to Fries & Fries's obligations or any other Obligor's obligations, as the case may be, hereunder.

     Section 10.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Mallinckrodt's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Obligors under the Loan Documents shall have been paid in full. If at any time any payment of any amount payable by Fries & Fries under its Tastemaker Guarantee is rescinded or must be otherwise restored or returned upon the dissolution, insolvency, bankruptcy or reorganization of Fries & Fries or otherwise (including, without limitation, pursuant to the operation of Section 9.03), Mallinckrodt's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     Section 10.04.  Waiver by Mallinckrodt.  Mallinckrodt
irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Obligor or any other Person.

     Section 10.05. Subrogation. Upon making any payment with respect to the Tastemaker Guaranty of Fries & Fries hereunder, Mallinckrodt shall be subrogated to the rights of the payee against Fries & Fries (including any rights against the Borrower by way of such Tastemaker Guaranty) with respect to such payment (including any such rights under the Pledge Agreement); provided that Mallinckrodt shall not enforce any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts payable by the Obligors under the Loan Documents have been paid in full.

     Section 10.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by Fries & Fries under this Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Borrower (including without limitation pursuant to Section 9.06), all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by Mallinckrodt hereunder forthwith on demand by the Administrative Agent made at the request of the requisite proportion of the Banks specified in Article 6 of this Agreement.


                                  ARTICLE 11
                                Miscellaneous

     Section 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of any Obligors, or any Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Obligors. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or
Article 8 shall not be effective until received.

     Section 11.02. No Waivers. No failure or delay by any Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 11.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of each Agent, including reasonable fees and disbursements of special counsel for the Agents, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs and is continuing, all out-of-pocket expenses incurred by each Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     (b) The Borrower agrees to indemnify each Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel and settlement costs, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     Section 11.04. Sharing of Set-offs. (a) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made (including upon any recapture or rescission of such greater payment so received by such Bank), as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Obligors other than its indebtedness hereunder. Each of the Obligors agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Obligors (as the case may be) in the amount of such participation.

     (b) Upon the occurrence and during the continuance of any Event of Default, each of the Banks and their respective affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank or such Bank's affiliate to or for the credit or the account of an Obligor now or hereafter existing under this Agreement, whether or not such Bank shall have made any demand under this Agreement and although such obligations may be unmatured. Each Bank agrees promptly to notify the Obligors after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank and their respective affiliates under this subsection (b) are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Banks and their respective affiliates may have.

     Section 11.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Obligors and the Required Banks (and, if the rights or duties of either Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan, or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan, or any fees hereunder or for termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this section or any other provision of this Agreement, amend (v) Section 2.17 or release any substantial part of the Collateral from the Lien of the Pledge Agreement or (vi) release the Guarantors from any of their obligations under, or modify in any material respect the provisions of, Article 9 or 10, respectively; and provided further that, at the option of the Administrative Agent, an additional, altered or revised Covenant shall be incorporated herein pursuant to Section 5.13 either
(i) automatically or (ii) by an amendment signed solely by the Administrative Agent and the Obligors.

     Section 11.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

     (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 11.05 without the consent of the Participant. Each of the Borrower and Mallinckrodt agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Section 2.16 and Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection(c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000, unless a lower amount is agreed to by the Borrower and the Administrative Agent) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Administrative Agent, each of which shall not be unreasonably withheld; provided that if an Assignee is an affiliate of such transferor Bank, no such consent shall be required; and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

     (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section
8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     Section 11.07. Collateral. Each of the Banks represents to each of the Agents and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     Section 11.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Obligors hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to the Loan Documents or the transactions contemplated thereby. The Obligors irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 11.09 Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

     Section 11.10 Waiver of Jury Trial. EACH OF THE OBLIGORS, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     Section 11.11 Confidentiality. The Agents and each Bank agree to keep any information delivered or made available by the Obligors pursuant to this Agreement confidential from anyone other than affiliates of such Bank and persons employed or retained by it who are engaged in evaluating, approving, structuring or administering the credit facility contemplated hereby; provided that nothing herein shall prevent any Bank from disclosing such information (a) to any other Bank or to an Agent, (b) to any other Person if reasonably incidental to the administration of the credit facility contemplated hereby, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority, (e) which had been publicly disclosed other than as a result of a disclosure by an Agent or Bank prohibited by this Agreement, (f) in connection with any litigation to which an Agent or Bank or its subsidiaries or Parent may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to such Bank's or the Agents' legal counsel and independent auditors and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                TASTEMAKER


                                By:__________________________
                                   Name:
                                   Title:
                                   Address:
                                   Facsimile:


                      FRIES & FRIES, INC., as Guarantor


                                By:__________________________
                                   Name:
                                   Title:
                                   Address:16305 Swingley Ridge Drive
                                   Chesterfield, MO 63017
                                   Facsimile: (314) 530-2560


                                MALLINCKRODT INC., as Guarantor


                                By:__________________________
                                   Name:
                                   Title:
                                   Address: 7733 Forsyth Blvd.
                                   St. Louis, MO 63105
                                   Facsimile: (314) 854-5380

Commitments


$50,000,000                     MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK


                                By___________________________
                                  Title:


$50,000,000                     CITIBANK, N.A.


                                By___________________________
                                  Title:


$41,000,000                     BANK OF AMERICA ILLINOIS

                                By___________________________
                                  Title:


$41,000,000                     THE CHASE MANHATTAN BANK


                                By___________________________
                                   Title:


$41,000,000                     THE FIRST NATIONAL BANK OF
                                CHICAGO


                                By___________________________
                                  Title:


$28,000,000                     ABN-AMRO BANK N.V., CHICAGO
                                BRANCH


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:


$28,000,000                     THE BANK OF NOVA SCOTIA


                                By___________________________
                                  Title:


$28,000,000                     THE BOATMEN'S NATIONAL
                                BANK OF ST. LOUIS


                                By___________________________
                                  Title:


$28,000,000                     CIBC INC.


                                By___________________________
                                  Title:


$28,000,000                     DEUTSCHE BANK AG
                                CHICAGO AND/OR CAYMAN
                                ISLANDS BRANCHES


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:
$28,000,000                     THE FUJI BANK, LIMITED


                                By___________________________
                                  Title:


$28,000,000                     MELLON BANK, N.A.


                                By___________________________
                                  Title:


$28,000,000                     SOCIETE GENERALE, CHICAGO
                                BRANCH


                                By___________________________
                                  Title:


$28,000,000                     THE SUMITOMO BANK, LTD.


                                By___________________________
                                  Title:


$25,000,000                     BANCA COMMERCIALE ITALIANA


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:


$25,000,000                     BANK OF IRELAND


                                By___________________________
                                  Title:


$25,000,000                     THE BANK OF TOKYO-MITSUBISHI,
                                LTD., CHICAGO BRANCH


                                By___________________________
                                  Title:


$25,000,000                     BANQUE PARIBAS


                                By___________________________
                                  Title:
$25,000,000                     UNION BANK OF SWITZERLAND,
                                NEW YORK BRANCH


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:


Total Commitments
=================
$ 600,000,000



                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK, as
                                Administrative Agent

                                By:__________________________
                                   Name:
                                   Title:
                                   60 Wall Street
                                   New York, New York 10260
                                   Telex number: 177615 MGT UT
                                   Facsimile number: (212) 648-5336




                                   CITIBANK, N.A., as Documentation
                                   Agent

                                   By:__________________________
                                      Name:
                                      Title:
                                      399 Park Avenue
                                      New York, New York 10043
                                      Facsimile number:
                                                (212) 832-9137

                                                        EXHIBIT A


                                  NOTE

                                  New York, New York

                                  ______________, ______


     For value received, Tastemaker (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the $600,000,000 Credit Agreement dated as of January 24, 1997 among the Borrower, Fries & Fries, Inc., as Guarantor, Mallinckrodt Inc., as Guarantor, the banks party thereto from time to time, Morgan Guaranty Trust Company of New York, as Administrative Agent and Citibank, N.A., as Documentation Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                TASTEMAKER



                                By:__________________________
                                   Name:
                                   Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

---------------------------------------------------------------------
       Amount   Type                Amount of
         of      or     Maturity    Principal     Notation
Date    Loan    Loan      Date       Repaid       Made By
----   ------   ----    --------    ---------     --------
____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

                                                        EXHIBIT B


                    FORM OF MONEY MARKET QUOTE REQUEST

                                                      (Date)

To:    Morgan Guaranty Trust Company of New York

From:  Tastemaker

Re: $600,000,000 Credit Agreement (the "Credit Agreement") dated as of January 24, 1997 among Tastemaker, as Borrower, Fries & Fries, Inc., as Guarantor, Mallinckrodt Inc., as Guarantor, the Banks party thereto from time to time, Morgan Guaranty Trust Company of New York, as Administrative Agent and Citibank, N.A., as Documentation Agent

     We hereby give notice pursuant to Section 2.03 of the Credit
Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

           Principal Amount(1)              Interest Period(2)
$
     Such Money Market Quotes should offer a Money Market [Margin] (Absolute Rate). (The applicable base rate is the London Interbank Offered Rate.)


                                TASTEMAKER

                                By:_____________________
                                   Name:
                                   Title:

---------------------
(1)  Amount must be $10,000,000 or a larger multiple of $1,000,000.

(2) Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                                        EXHIBIT C


                    FORM OF INVITATION FOR MONEY MARKET QUOTES


To:   (Name of Bank)

Re:   Invitation for Money Market Quotes to Tastemaker (the
      "Borrower")

     Pursuant to Section 2.03 of the $600,000,000 Credit Agreement dated as of January 24, 1997 among Tastemaker, as Borrower, Fries & Fries, Inc., as Guarantor, Mallinckrodt Inc., as Guarantor, the Banks party thereto from time to time, Citibank, N.A., as Documentation Agent and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

        Principal Amount                Interest Period
        ----------------                ---------------
$

     Such Money Market Quotes should offer a Money Market [Margin] (Absolute Rate). (The applicable base rate is the London Interbank Offered Rate.)

     Please respond to this invitation by no later than (2:00 P.M.) (9:30 A.M.) (New York City time) on (date).

                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK

                                By:_______________________
                                     Authorized Officer

                                                        EXHIBIT D


                    FORM OF MONEY MARKET QUOTE


To:   Morgan Guaranty Trust Company of New York, as Administrative
      Agent

Re:   Money Market Quote to Tastemaker (the "Borrower")


     In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

       1.  Quoting Bank:  ________________________________

       2.  Person to contact at Quoting Bank:

           _____________________________


       3.  Date of Borrowing: ____________________(1)

       4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal    Interest      Money Market
Amount(2)    Period(3)     (Margin)(4)     (Absolute Rate)(5)
---------    ---------     ------------    --------------------
$

$

---------------------
(1) As specified in the related Invitation.
(2) Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.
(3) Not less than one month or not less than 7 days, as specified in the elated Invitation. No more than five bids are permitted for each Interest Period.
(4) Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
(5) Specify rate of interest per annum (to the nearest 1/10,000th of 1%).


     (Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed
$____________.)(2)

      We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the 600,000,000 Credit Agreement dated as of January 24, 1997 among Tastemaker, Fries & Fries, Inc., as Guarantor, Mallinckrodt Inc., as Guarantor, the Banks party thereto from time to time, Citibank, N.A., as Documentation Agent, and yourselves, as Administrative Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                Very truly yours,

                                (NAME OF BANK)


Dated:__________________________    By:__________________________
                                           Authorized Officer

                                                        EXHIBIT E-1


                    OPINION OF COUNSEL FOR THE BORROWER


                              (Closing Date)


Each of the Banks and each of the Agents party
   to the Credit Agreement referred to below
c/o Morgan Guaranty Trust Company
   of New York as Administrative Agent
   for said Banks
60 Wall Street
New York, NY  10260

Ladies and Gentlemen:

     I am the General Counsel of Tastemaker, a general partnership organized under the laws of the State of Delaware ("Tastemaker") and am furnishing this opinion in connection with the Credit Agreement dated as of January 24, 1997 (the "Credit Agreement") among Tastemaker (the "Borrower"), Fries & Fries, Inc., as a Guarantor ("Fries & Fries"), Mallinckrodt Inc., as a Guarantor ("Mallinckrodt") (Fries & Fries and Mallinckrodt together, the "Guarantors"; and, together with the Borrower, the "Obligors"), the banks party thereto from time to time (the "Banks"), Citibank, N.A. as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent, providing for, among other things, the making of loans by the Banks in an aggregate principal amount not exceeding $600,000,000. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

     In rendering the opinions expressed below, I have examined:

     (i)    the Credit Agreement;

     (ii)   the Pledge Agreement;

     (ii) the Notes (collectively with the Credit Agreement and the Pledge Agreement, the "Loan Documents"); and

     (iv) the Partnership Agreement of the Borrower dated as of February 1, 1992 (the "General Partnership Agreement") and such corporate and partnership records, agreements and instruments of the Borrower and such other documents and records as I have deemed necessary as a basis for the opinions expressed below.

     In my examination, I have assumed the genuineness of all signatures (except those of officers of the Borrower), the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Borrower.

     In rendering the opinions expressed below, I have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Borrower):

     (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

     (ii) all signatories to such documents have been duly authorized; and

     (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

     Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that:

     1. Tastemaker is a general partnership between Fries & Fries and Hercules Flavor Inc. ("HFI"), and each of Fries & Fries and HFI is the legal and beneficial ownership of 50% of all capital and other equity and partnership interests in Tastemaker.

     2. The Borrower has all requisite power under the General Partnership Agreement to execute and deliver, and to perform its obligations under, each Loan Document and has all requisite power under the General Partnership Agreement to borrow under the Credit Agreement.

     3. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings by the Borrower under the Credit Agreement have been duly authorized by all necessary action required under the General Partnership Agreement.

     4. Each Loan Document has been duly executed and delivered by the Borrower. The Credit Agreement has been duly executed and delivered by the Borrower.

     5. Each Loan Document (assuming, in the case of the Notes, execution and delivery thereof for value) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as the foregoing may be limited by dissolution, bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Loan Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and except that certain of the remedial provisions in the Pledge Agreement may be limited by applicable law, although such limitations do not in my opinion make the remedies provided for therein inadequate for the practical realization of the benefits of the security intended to be afforded thereby.

     6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency is required on the part of the Borrower for the execution, delivery or performance by the Borrower of, or for the legality, validity or enforceability of, the Loan Documents or for any borrowing by the Borrower under the Credit Agreement.

     7. The execution, delivery and performance by the Borrower of the Loan Documents, and borrowings by the Borrower under the Credit Agreement, do not and will not (a) violate any provision of the General Partnership Agreement, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Borrower of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which the Borrower is a party or by which Borrower is bound or to which the Borrower is subject.

     8. I have no knowledge (after due inquiry) of any legal or arbitral proceeding by or before any governmental or regulatory authority or agency, now pending or threatened against the Borrower or any of its Properties that, if adversely determined, is reasonably likely to have a Material Adverse Effect.

     9. The Borrower is neither an "investment company" nor a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     10. The Borrower is neither a "holding company", nor an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     The foregoing opinions are subject to the following comments and qualifications:

     A. The enforceability of Section 11.03 of the Credit Agreement may be limited by laws rendering unenforceable indemnification contrary to Federal or State securities laws and the public policy underlying such laws.

     B. The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

     C. I express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of Ohio) that limit the interest, fees, or other charges such Bank may impose, and (ii) the second sentence of Section 11.08 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents.

     The foregoing opinions are specifically limited to the laws of the United States of America and the general partnership laws of the State of Delaware, each as in effect on the date hereof.

     At the request of my client, this opinion letter is, pursuant to Section 3.01 of the Credit Agreement, provided to you by me in my capacity as General Counsel of Tastemaker and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, my prior written consent.


                                Very truly yours,

                                                        EXHIBIT E-2


                    OPINION OF COUNSEL FOR THE GUARANTORS


                               (Closing Date)


Each of the Banks and each of the Agents party
   to the Credit Agreement referred to below
c/o Morgan Guaranty Trust Company
   of New York as Administrative Agent
   for said Banks
60 Wall Street
New York, NY  10260

Ladies and Gentlemen:

     I am the General Counsel of Mallinckrodt Inc., a corporation organized under the laws of the State of New York ("Mallinckrodt") and am furnishing this opinion in connection with the Credit Agreement dated as of January 24, 1997 (the "Credit Agreement") among Tastemaker (the "Borrower"), Fries & Fries, Inc., as a Guarantor ("Fries & Fries"), Mallinckrodt, as a Guarantor (Fries & Fries and Mallinckrodt together, the "Guarantors"; and, together with the Borrower, the "Obligors"), the banks party thereto from time to time (the "Banks"), Citibank, N.A. as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent, providing for, among other things, the making of loans by the Banks in an aggregate principal amount not exceeding $600,000,000. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

     In rendering the opinions expressed below, I have examined:

     (i)   the Credit Agreement;

     (ii)  the Pledge Agreement; and

     (iii) the Notes (collectively with the Credit Agreement and the Pledge Agreement, the "Loan Documents").

     In my examination, I have assumed the genuineness of all signatures (except those of officers of the Obligors), the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Obligors.

     In rendering the opinions expressed below, I have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Guarantors):

     (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

     (ii) all signatories to such documents have been duly authorized; and

     (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

     Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that:
     1. Mallinckrodt is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and Fries & Fries is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2. The Guarantors have all requisite corporate power to execute and deliver, and to perform their obligations under, the Credit Agreement.

     3. The execution, delivery and performance by the Guarantors of the Credit Agreement have been duly authorized by all necessary corporate action on the part of each of the Guarantors.

     4. The Credit Agreement has been duly executed and delivered by each of the Guarantors.

     5. Under Missouri conflict of laws principles, the stated choice of New York Law to govern the Loan Documents will be honored by the courts of the State of Missouri and the Loan Documents will be construed in accordance with, and will be treated as being governed by, the law of the State of New York. However, if the Loan Documents were stated to be governed by and construed in accordance with the law of the State of Missouri, or if a court were to apply the law of the State of Missouri to the Loan Documents, the Credit Agreement would constitute the legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as the foregoing may be limited by dissolution, bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Loan Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and except that certain of the remedial provisions in the Pledge Agreement may be limited by applicable law, although such limitations do not in our opinion make the remedies provided for therein inadequate for the practical realization of the benefits of the security intended to be afforded thereby.

     6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency is required on the part of either of the Guarantors for the execution, delivery or performance by the Guarantors of, or for the legality, validity or enforceability of, the Credit Agreement.

     7. The execution, delivery and performance by each of the Guarantors of the Credit Agreement do not and will not (a) violate any provision of the charter or by-laws of either of the Guarantors,
(b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Guarantors of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which either of the Guarantors is a party or by which either of the Guarantors is bound or to which either of the Guarantors is subject.

     8. Except as may be disclosed in regular periodic reports filed with the Securities and Exchange Commission prior to the date of the Credit Agreement (copies of which reports have heretofore been furnished to the Banks), I have no knowledge (after due inquiry) of any legal or arbitral proceeding by or before any governmental or regulatory authority or agency, now pending or threatened against Mallinckrodt or any of its Subsidiaries or any of their respective Properties that, if adversely determined, is reasonably likely to have a Material Adverse Effect.

     9. Neither Mallinckrodt, nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     10. Neither Mallinckrodt, nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     The foregoing opinions are subject to the following comments and qualifications:

     A.  The enforceability of Section 11.03 of the Credit
Agreement may be limited by laws rendering unenforceable indemnification contrary to Federal or State securities laws and the public policy underlying such laws.

     B. The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

     C. I express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of Missouri) that limit the interest, fees, or other charges such Bank may impose, and (ii) the second sentence of Section 11.08 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents.

     The foregoing opinions are limited to matters involving the Federal law of the United States of America, the law of the State of Missouri and (with respect to my opinions in paragraphs 1 through 4 above) the Business Corporation Law of the State of New York and the General Corporation Law of the State of Delaware, and I do not express any opinion as to any other laws.

     At the request of my client, this opinion letter is, pursuant to Section 3.01 of the Credit Agreement, provided to you by me in my capacity as General Counsel of Mallinckrodt and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, my prior written consent.

                                Very truly yours,

                                                        EXHIBIT E-3



                    OPINION OF SPECIAL COUNSEL FOR THE OBLIGORS

                                               (Closing Date)


Each of the Banks and Agents party
   to the Credit Agreement referred to below
c/o Morgan Guaranty Trust Company
   of New York, as Administrative Agent
   for said Banks
60 Wall Street
New York, NY  10260

Re: Credit Agreement dated as of January 24, 1997 (the "Credit Agreement") among Tastemaker, a Delaware general partnership (the "Borrower"), Fries & Fries, Inc., a corporation organized under the laws of Delaware, as a Guarantor ("Fries & Fries"), Mallinckrodt Inc., a corporation organized under the laws of the State of New York, as a Guarantor ("Mallinckrodt"; Fries & Fries and Mallinckrodt together, the "Guarantors"; and, together with the Borrower, the "Obligors"), the banks party thereto from time to time (the "Banks"), Citibank, N.A. as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent

Ladies and Gentlemen:

     We have acted as special counsel to the Obligors for the purpose of rendering this opinion pursuant to Section 3.01 of the Credit Agreement. Terms used herein that are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

     For purposes of this opinion, we have assumed that (i) each Obligor is a corporation or partnership, as the case may be, validly existing and in good standing under the law of its jurisdiction of incorporation or organization, as the case may be, and has the requisite power and authority to execute, deliver and perform its obligations under the Credit Agreement, the Pledge Agreement and the Notes and (ii) each of the Credit Agreement, the Pledge Agreement and each of Notes has been duly authorized, executed and delivered by all parties thereto. Upon the basis of the foregoing, we are of the opinion that:

     1. Each of the Credit Agreement and the Pledge Agreement constitutes a valid and binding agreement of the Borrower, each Note constitutes a valid and binding obligation of the Borrower, and the Credit Agreement constitutes a valid and binding agreement of each of the Guarantors, in each case enforceable in accordance with its terms except as the same may be limited by dissolution, bankruptcy, insolvency, reorganization, fraudulent transferor conveyance laws or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought at equity or law), and except that certain of the remedial provisions in the Pledge Agreement may be limited by applicable law, although such limitations do not in our opinion make the remedies provided for therein inadequate for the practical realization of the benefits of the security intended to be afforded thereby.

     2. Under the Uniform Commercial Code (the "UCC"), assuming that the Collateral Agent takes possession of the Pledged Securities and (describe any certificates or other instruments evidencing the Pledged Securities), together with the related duly executed instruments of transfer as contemplated by the Pledge Agreement, and further assuming that (i) the Agents, the Collateral Agent and the Banks have no knowledge of any security interest, lien or encumbrance or adverse claim (as defined in Section 8-302 of the UCC) in, on or to such Pledged Securities and have acted in good faith (as such term is defined in Section 8-302 of the UCC) and (ii) the Collateral Agent maintains continuous possession of such Pledged Securities and (certificates or other instruments) in the State of New York, the Collateral Agent has, for the benefit of the Secured Parties named in the Pledge Agreement to secure the Loans, a perfected security interest (the "Security Interest") in all right, title and interest of the Borrower in and to such Pledged Securities under the UCC, and no registration, recordation or filing with any governmental body or agency is required for the perfection of such Security Interest.

     The foregoing opinion is subject to the following qualifications:

     (a) We express no opinion as to the right, title, or interest of the Borrower in or to any collateral or value given therefor;

     (b) We express no opinion as to the creation or perfection of any security interest or lien except as expressly set forth in paragraph 2 above; and

     (c) We express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

     This opinion is limited to the laws of the State of New York. This opinion is rendered solely to you in connection with the above matter.

     This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                             Very truly yours,

                                                        EXHIBIT F


                                    OPINION OF
                    DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                  FOR THE AGENTS


                                           (Closing Date)

Each of the Banks and Agents party
  to the Credit Agreement referred to below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
  for said Banks
60 Wall Street
New York, NY  10260

Ladies and Gentlemen:

     We have participated in the preparation of the $600,000,000 Credit Agreement dated as of January 24, 1997 (the "Credit Agreement") among Tastemaker, a Delaware general partnership, as Borrower, (the "Borrower"), Fries & Fries, Inc., a Delaware corporation ("Fries & Fries"), Mallinckrodt Inc., a Delaware corporation ("Mallinckrodt"; Fries & Fries and Mallinckrodt together, the "Guarantors"; and together with the Borrower, the "Obligors"), the banks party thereto from time to time (the "Banks"), Citibank, N.A., as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent, and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to
Section 3.01 of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

     Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of each of the Obligors and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by dissolution, bankruptcy, insolvency or similar laws affecting creditors' rights generally (including without limitation laws concerning fraudulent conveyance and transfer) and by general principles of equity.

     We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect. In giving the foregoing opinion, we have assumed without independent investigation that (i) each of the Obligors is duly incorporated or organized as a partnership (as the case may be), validly existing and in good standing under the laws of the jurisdiction of its organization, and has all necessary corporate or partnership (as the case may be) power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is a party, (ii) the execution, delivery and performance of each of the Loan Documents has been duly authorized by each of the Obligors parties thereto and any other required action and (iii) each of the Loan Documents has been duly executed and delivered by each of the Obligors parties thereto.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                             Very truly yours,

                                                        EXHIBIT G


                    ASSIGNMENT AND ASSUMPTION AGREEMENT


     AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the
"Assignor"), [ASSIGNEE] (the "Assignee"), TASTEMAKER (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative
Agent (the "Agent").

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $600,000,000 Credit Agreement dated as of January 24, 1997 among the Borrower, Fries & Fries, Inc., as Guarantor, Mallinckrodt Inc., as Guarantor, the Assignor and the other Banks party thereto from time to time, as Banks, Citibank, N.A., as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed
$__________;

     WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
     SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, (the Borrower and the Administrative Agent) and the payment of the amounts specified in Section 3 required to be paid on the date hereof
(i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds in the amount heretofore mutually agreed between them. It is understood that facility fees in respect of the Assigned Amount accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     (SECTION 4. Consent of the Borrower and the Administrative Agent. This Agreement is conditioned upon the consent of the Borrower and the Administrative Agent pursuant to Section 11.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent. Pursuant to
Section 11.06(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.)

     SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, any other Bank or either Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

     SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New
York.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                [ASSIGNOR]


                                By:__________________________
                                   Name:
                                   Title:


                                [ASSIGNEE]


                                By:__________________________
                                   Name:
                                   Title:


                                TASTEMAKER


                                By:__________________________
                                   Name:
                                   Title:



                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK, as
                                Administrative Agent


                                By:__________________________
                                   Name:
                                   Title:

                                                        EXHIBIT H


                            PLEDGE AGREEMENT


     AGREEMENT dated as of January 24, 1997 between TASTEMAKER, a Delaware general partnership (with its successors, the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent (with its successors in such capacity, the "Collateral Agent").

                            W I T N E S S E T H :

     WHEREAS, the Borrower, certain guarantors, certain banks (the "Banks"), Morgan Guaranty Trust Company of New York, as administrative agent for such Banks and Citibank, N.A., as documentation agent for such banks are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and

     WHEREAS, in order to induce said Banks, Morgan Guaranty Trust Company of New York, as administrative agent for such banks and Citibank, N.A., as documentation agent for such banks to enter into the Credit Agreement, the Borrower has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Credit Agreement and the Notes issued pursuant thereto;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

   Section 1.  Definitions

     Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "Collateral" has the meaning assigned to such term in Section
3(a).

     "Collateral Account" has the meaning set forth in Section 4.

     "Liquid Investments" means any investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof,
(ii) commercial paper rated at least A-1 by Standard & Poor's Ratings Service and P-1 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000 or (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause
(iii) above, provided in each case that such investment matures within 30 days after it is acquired by the Collateral Agent, and is either (x) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Borrower or any of its Affiliates) in the State of New York or (y) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for the perfection of the Security Interests.

     "Pledged Securities" means the "Securities" as defined in
Section 5.11 of the Credit Agreement, but regardless of whether such securities satisfy each requirement provided in such Section 5.11.

     "Required Secured Parties" means the Required Banks, as defined in the Credit Agreement; provided that if at any time all Secured Obligations other than Subrogation Obligations have been paid in full and no Bank has any Commitment under the Credit Agreement, "Required Secured Parties" means the holder or holders of 51% or more of the Subrogation Obligations then outstanding.

     "Secured Obligations" means the obligations secured under this Agreement including (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the dissolution, bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan under, or any note issued pursuant to, the Credit Agreement,
(ii) all other amounts payable by the Borrower hereunder or under the Credit Agreement (including without limitation all Subrogation Obligations) and (iii) any renewals or extensions of any of the foregoing.

     "Secured Parties" means, collectively, the Banks, the Agents and, solely to the extent of any Subrogation Obligations, the Subrogation Creditors.

     "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

     "Subrogation Creditors" means one or both of Fries & Fries and Mallinckrodt, solely to the extent and at the times in which such Person is owed a Subrogation Obligation.

     "Subrogation Obligations" means all obligations of the Borrower owed in respect of either of the Tastemaker Guarantees pursuant to
Section 9.05 or 10.05 of the Credit Agreement, subject to the conditions (including the limitations on enforcement) set forth therein.

     Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York
Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

   Section 2.  Representations and Warranties

     The Borrower represents and warrants as follows:

     (a) Title to Pledged Securities. The Borrower owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Agreement and the Credit Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto. The Pledged Securities comply in all respects with the requirements of Section 5.11 of the Credit Agreement.

     (b) Validity, Perfection and Priority of Security Interests. Upon the delivery of the Pledged Securities to the Collateral Agent in accordance with Section 4 hereof, the Collateral Agent will have valid and perfected security interests in the Collateral for the benefit of the Secured Parties subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. The Borrower has not performed and will not perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

     (c) UCC Filing Locations. The chief executive office of the Borrower is located at 1199 Edison Drive, Cincinnati, Ohio 45216. Under the Uniform Commercial Code as in effect in the State of Ohio, a filing with both the Secretary of State of Ohio and the County Recorder of Hamilton County, Ohio, is required to perfect a security interest in collateral consisting of general intangibles.

   Section 3.  The Security Interests

     In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Borrower hereunder:

     (a) The Borrower hereby assigns and pledges to and with the Collateral Agent for the benefit of the Secured Parties and grants to the Collateral Agent for the benefit of the Secured Parties security interests in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "Collateral").

     (b) In the event that any issuer of any Pledged Securities at any time issues any substitute note in respect of such Pledged Securities, the Borrower will immediately pledge and deposit with the Collateral Agent such note as additional security for the Secured Obligations, and take such action as the Collateral Agent may request to perfect the security interests therein in favor of the Secured Parties. All such notes constitute Pledged Securities and are subject to all provisions of this Agreement.

     (c) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

     Section 4.  Perfection of Security Interests

     (a) All Pledged Securities shall be delivered to the Collateral Agent by the Borrower pursuant hereto indorsed to the order of the Collateral Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral
Agent.

     (b) There is hereby established with the Collateral Agent a cash collateral account (the "Collateral Account") in the name and under the control of the Collateral Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to any provision of this Agreement. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (d) of this Section shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

     (c) Upon the occurrence and continuation of an Event of Default, the Collateral Agent shall, if so instructed by the Required Secured Parties, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Account in the manner specified in Section 13.

     (d) Amounts on deposit in the Collateral Account shall be invested and re-invested from time to time in such Liquid Investments as the Borrower shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required Secured Parties, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 13.

   Section 5.  Further Assurances

     (a) The Borrower agrees that it will, at its expense and in such manner and form as the Collateral Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment, notice or other paper and take any other action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Borrower hereby authorizes the Collateral Agent to execute and file, in the name of the Borrower or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

     (b) The Borrower agrees that it will not change (i) its name or identity (ii) its partnership structure in any manner or (iii) the location of its chief executive office unless it shall have given the Collateral Agent not less than 30 days' prior notice thereof.

   Section 6.  Record Ownership of Pledged Securities

     The Collateral Agent may at any time or from time to time during the continuance of any Event of Default, in its sole discretion, cause any or all of the Pledged Securities to be transferred of record into the name of the Collateral Agent or its nominee. The Borrower will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Borrower and the Collateral Agent will promptly give to the Borrower copies of any notices and communications received by the Collateral Agent with respect to Pledged Securities registered in the name of the Collateral Agent or its nominee.

   Section 7.  Right to Receive Distributions on Collateral

     The Collateral Agent shall have the right, but only during the continuance of any Event of Default, to receive and retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and the Borrower shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by the Borrower shall be received in trust for the benefit of the Secured Parties and, if the Collateral Agent so directs during the continuance of an Event of Default, shall be segregated from other funds of the Borrower and shall, forthwith upon demand by the Collateral Agent during the continuance of an Event of Default, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Default have been cured, the Collateral Agent's right to receive and retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Collateral Agent shall pay over to the Borrower any such Collateral retained by it during the continuance of an Event of Default.

   Section 8.  Right to Vote Pledged Securities

     Unless an Event of Default shall have occurred and be continuing, the Borrower shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Securities, and the Collateral Agent shall, upon receiving a written request from the Borrower accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Borrower or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Securities which is registered in the name of the Collateral Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent.

     If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to the extent permitted by law and the Borrower shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Securities with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

   Section 9.  General Authority

     The Borrower hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Collateral Agent, the Banks or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of the Borrower, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

     (a) to demand, sue for, collect, and receive and for any and all monies due or to become due upon or by virtue thereof,

     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

     (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

     (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

   provided that the Collateral Agent shall give the Borrower not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.
The Collateral Agent and the Borrower agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

   Section 10.  Remedies upon Event of Default

     If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem reasonably satisfactory. Any Bank may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (B) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. The Borrower will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice.
The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

   Section 11.  Expenses

     The Borrower agrees that it will forthwith upon demand pay to the Collateral Agent:

     (a) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

     (b) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with (ii) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest,
(ii) the collection, sale or other disposition of any of the Collateral, (iv) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (v) any Default or Event of Default.
     Any such amount not paid on demand shall bear interest at the rate applicable to Base Rate Loans plus 2% and shall be an additional Secured Obligation hereunder.

   Section 12.  Limitation on Duty of Agent in Respect of Collateral

     Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith. Without limitation of the foregoing and to the extent permitted by law, each Subrogation Creditor waives any right that it may have under applicable law against the Collateral Agent or the Banks with respect to the care and custody of the Collateral and as to the choice of remedies under Section 10 or the terms or price on which any Collateral is disposed of in accordance therewith.

   Section 13.  Application of Proceeds

     Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

          first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent or any Bank is to be reimbursed pursuant to Section 11.03 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Administrative Agent under the Credit Agreement;

          second, to the ratable payment of unpaid principal of the Secured Obligations (excluding any Subrogation Obligations);

          third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement (excluding any Subrogation Obligations);

          fourth, to the ratable payment of all other Secured
     Obligations owed to the Banks or the Administrative Agent, until all such Secured Obligations shall have been paid in full;

          fifth, to the ratable payment of any Subrogation
     Obligations; and

          finally, to payment to the Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.
     The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

   Section 14.  Concerning the Agent

     (a) The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect, including without limitation the Subrogation Creditors (notwithstanding the fact that the Subrogation Creditors are not referred to in such Article 7). In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

               (i) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Secured Parties or, in the absence of such instructions, in accordance with its discretion.

               (ii) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower.

            (b) The Collateral Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Secured Parties shall have the right to appoint a successor Collateral Agent reasonably acceptable to the Borrower. If no such successor Collateral Agent shall have been so appointed by the Required Secured Parties, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent gives notice of resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Section and Article 7 of the Credit Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

   Section 15.  Appointment of Co-Agents

     At any time or times and upon notice to the Borrower, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

   Section 16.  Termination of Security Interests; Release of
                Collateral

     Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower. At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Banks and the Subrogation Creditors. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

   Section 17.  Notices

     All notices hereunder shall be given in accordance with Section
11.01 of the Credit Agreement, in the case of the Collateral Agent, to the address of the Administrative Agent referred to therein.

   Section 18.  Waivers, Non-Exclusive Remedies

     No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

   Section 19.  Successors and Assigns

     This Agreement is for the benefit of the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Borrower and its successors and assigns.

   Section 20.  Changes in Writing

     Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Borrower and the Collateral Agent with the consent of the Required Secured Parties.

   Section 21.  New York Law

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

   Section 22.  Severability

     If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                TASTEMAKER



                                By:__________________________
                                   Name:
                                   Title:
                                   Address:
                                   Facsimile:




                                MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK, as
                                Collateral Agent



                                By:___________________________
                                   Name:
                                   Title: